HECO Exhibit 10(c)

FIRST AMENDMENT TO

LOW SULFUR FUEL OIL SUPPLY CONTRACT

BY AND BETWEEN

CHEVRON PRODUCTS COMPANY,

A DIVISION OF CHEVRON U.S.A. INC.

AND

HAWAIIAN ELECTRIC COMPANY, INC.

This First Amendment to Low Sulfur Fuel Oil Supply Contract (“Amendment”) is entered into as of April 12, 2004 between Chevron Products Company, a Division of Chevron U.S.A. Inc., a Pennsylvania corporation (“Chevron”) and Hawaiian Electric Company, Inc., a Hawaii corporation (“HECO”).

WHEREAS, Chevron and HECO entered into a Low Sulfur Fuel Oil Supply Contract as of November 14, 1997, effective as of January 1, 1998 (the “Contract”); and

WHEREAS, the Contract provided for the sale by Chevron and purchase by HECO of Low Sulfur Fuel Oil (“LSFO”) and other petroleum products for the period from January 1, 1998 through December 31, 2004, with provision for continuation of the term beginning each successive January 1, unless HECO or Chevron gives written notice of termination at least 120 days before the beginning of an Extension; and

WHEREAS, Chevron and HECO desire to continue the arrangement for the sale and purchase of LSFO and other petroleum products for an additional ten-year period under the terms and conditions of the Contract, subject to the amendments noted herein;

NOW THEREFORE, the parties agree as follows, effective as of January 1, 2005:

1.	Article 1 (“Definitions”) is hereby amended by amending existing definitions “7”, “10”, “12”, “15”, “16”, “22”, “29” and by adding new definitions, “32,” “33,” “34”, “35” and “36” as follows:

7.	“Black Oil Pipeline” means either Chevron’s 8 inch pipeline running from Barbers Point to Honolulu which can be used for transporting LSFO to the HECO fuel receiving and storage facilities at Waiau and Iwilei in addition to the transportation of Chevron’s petroleum products or, one placed in service, shall also mean HECO’s 8 inch Waiau Fuel Pipeline running from Barbers Point to the HECO fuel receiving and storage facilities at HECO’s Waiau Power Plant which will be the successor facility for routinely transporting fuel from Barbers Point to HECO’s storage facilities at Waiau. LSFO shall then be routinely transported to HECO’s storage facilities at Iwilei by truck.

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10.	“Contract” means this Low Sulfur Fuel Oil Supply Contract, between Chevron and HECO, the original term of which commenced January 1, 1998 and the amended term of which commences January 1, 2005.

12.	“Deliver,” “Delivery,” “Deliveries” or “Delivered” refers to the transfer of title or physical movement of LSFO or Line Displacement Stock sold by Chevron and purchased by HECO.

15.	“Extension” means successive 12-Month periods in the term of this Contract in addition to and after the initial term of this Contract as amended, which is through December 31, 2014, each Extension beginning January 1.

16.	“Facilities And Operating Contract” means that certain separate agreement by and between Chevron and HECO dated November 14, 1997 or, if applicable, any successor agreements between the same parties that provide for the operations and maintenance of HECO’s BPTF, HECO’s Kahe Pipeline and HECO’s Black Oil Pipeline by Chevron and/or use of Chevron’s Black Oil Pipeline by HECO.

22.	“Line Displacement Stock “ means, collectively for this purpose, Diesel Fuel No. 2, Chevron Industrial Fuel Oil No. 6 or Chevron Industrial Fuel Oil No. 5 Delivered to either (i) displace LSFO from BPTF piping, HECO’s Kahe Pipeline, Chevron’s Black Oil Pipeline or HECO’s Black Oil Pipeline during any shutdown of operations of such facilities for reasons including but not limited to emergency, inspection, repair, or maintenance; (ii) heat up BPTF piping, HECO’s Kahe Pipeline, Chevron’s Black Oil Pipeline or HECO’s Black Oil Pipeline subsequent to any shutdown; or (iii) be used as reasonably required for the use or operation of such facilities in order to facilitate the movement of LSFO into HECO’s tankage at BPTF, Kahe, Waiau and Iwilei.

29.	“Pipeline Delivery” or “Pipeline Deliveries” means a Delivery of LSFO or Line Displacement Stock from Chevron’s Hawaii Refinery either (i) to HECO’s petroleum receiving and storage tanks at BPTF via Chevron’s Refinery pipelines; (ii) where or if there exists a direct connection between Chevron’s Refinery pipelines and HECO’s Kahe Pipeline, to HECO’s petroleum receiving and storage tanks at Kahe; (iii) by use of Chevron’s Black Oil Pipeline, to HECO’s petroleum receiving and storage tanks at Waiau, or Iwilei; or (iv) where or if there exists a direct connection between Chevron’s Refinery pipelines and HECO’s Black Oil Pipeline, Delivery of LSFO or Line Displacement Stock from Chevron’s Hawaii Refinery to HECO’s petroleum receiving and storage tanks at Waiau.

32.	[___________________________________________________________________________________________________ ____________________________________________________________________________________________________ ____________________________________________________________________________________________________ _________________]

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33.	[___________________________________________________________________________________________________ _________________]

34.	[___________________________________________________________________________________________________ ____________________________________________________________________________________________________ ___________________________________________________________________]

35.	[___________________________________________________________________________________________________ ____________________________________________________________________________________________________ ________________________]

36.	[___________________________________________________________________________________________________ ____________________________________________________________________________________________________ ___________________________________________]

2.	Article 2 (“Term of Contract”) is hereby amended by replacing it in its entirety to read as follows:

The term of this Contract shall be extended beyond December 31, 2004, for the period commencing with January 1, 2005 and continuing through December 31, 2014, and shall continue thereafter for Extensions beginning each successive January 1, unless HECO or Chevron gives written notice of termination at least 120 Days before the beginning of an Extension.

3.	Section 3.1 (“Purchase Volumes”) is hereby amended by replacing the phrase “2000-2004” in the table setting forth the “Annual Average Daily Rate in Physical Barrels Per Day” in the first paragraph with the phrase “2000-2014/Extensions”; by replacing the phrase “2004” with the phrase “2014” in the penultimate sentence in Section 3.1; and by adding the following to the second table in this section, “Annual Volume in Thousands Of Barrels,” as follows:

Annual Volume In Thousands Of Barrels

Year	Minimum	Maximum
2005	[___________________________]
2006	[___________________________]
2007	[___________________________]
2008	[___________________________]
2009	[___________________________]
2010	[___________________________]
2011	[___________________________]
2012	[___________________________]
2013	[___________________________]
2014	[___________________________]
Extension non-leap year	[___________________________]
Extension leap year	[___________________________]

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4.	Article 4 (“Quality”) is hereby amended by adding to ASTM Test Method “D93” an alternative laboratory test method for LSFO Specification “Flash Point,” “D6450”.

5.	Section 5.1 (“Price Per Physical Barrel”) is hereby updated by amending the definition of market price index factor [____] in price formula component [_________] to read as follows:

[_______________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ___________________________________________]

6.	Section 5.1 (“Price Per Physical Barrel”) is hereby updated by amending the definition of [____________________________] in price formula component [——————-] to read as follows:

(c) There shall be added to the multiplication product of (a) and (b) above, a [_________________________________________ _______________________________________________________________________________________________________ _______________________] with respect to the additional premiums for full $ 1 billion coverage provided by P&I Clubs for Oil Pollution Liability Insurance on vessels carrying persistent oils to and from the U.S.A., consistent with a typical vessel as derived in Addendum No. 3 attached to this Contract.

7.	Section 5.1 (“Price Per Physical Barrel”) if hereby updated by amending by replacing the phrase “2000-2004/Extension” with the phrase “2000-2014/Extensions” for the years of the indicated period applicable for price formula components [___] and [___]; and by replacing the phrase “2004” with the phrase “2014” in the sentence following the table following the definition for [___]

8.	Article 6 (“Indemnity”) is hereby amended by replacing it in its entirety to read as follows:

Section 6.1 HECO Indemnifies Chevron

HECO agrees to release, defend, indemnify and hold harmless Chevron, and its officers, directors, agents, employees and invitees from and against all Site Remediation Costs (including, without limitation, all fines, penalties and Reasonable Costs of investigation) and all claims, losses, damages, expenses, costs and liability (including attorney’s fees and

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costs of litigation), including without limitation for injuries to or deaths of persons or damage to property, but excluding consequential damages or punitive damages (other than punitive damages actually paid by Chevron to a third party), arising or resulting from or related in any manner whatsoever to (i) the loss, release, discharge, spill or threat thereof, of any petroleum product for which HECO has risk of loss occurring from any leak, rupture or other incident involving the Pipelines or BPTF, or (ii) any contaminated third party LSFO purchased by HECO or third party LSFO purchased by HECO which does not meet the specifications for LSFO described in this Contract; except to the extent such claims, losses, damages, expenses, costs and liability, including without limitation for injuries to or deaths of persons or damage to property are caused by the gross negligence or willful misconduct of respectively, Chevron, or its officers, directors, agents, employees and invitees. Chevron agrees to promptly notify HECO of any claim, loss, cost, damage, exposure or liability and to provide HECO reasonable information and assistance related to any claim or action or the defense thereof.

Section 6.2 Chevron Indemnifies HECO

Except to the extent provided in Section 6.1, Chevron agrees to release, defend indemnify and hold harmless, HECO and its officers, directors, agents, employees and invitees from and against all claims, losses, damages, expenses, costs and liability (including attorneys fees and costs of litigation), including without limitation for injuries to or deaths of persons or damage to property (including LSFO, its components, Line Displacement Stock, risk of loss which is in HECO), but excluding consequential damages or punitive damages (other than punitive damages actually paid by HECO to a third party), arising or resulting from or related in any manner whatsoever to:

(i)	any loss, release, discharge, spill, or threat thereof, of any petroleum product for which Chevron has risk of loss, occurring from any leak, or other incident except to the extent such claims, losses, damages, expenses, costs and liability, including without limitation for injuries to or deaths of persons or damage to property (including LSFO, its components, Line Displacement Stock, risk of loss which is in HECO), are caused by the gross negligence or willful misconduct of, respectively, HECO, or its officers, directors, agents, employees and invitees,

(ii)	any LSFO, its components, Line Displacement Stock, for which Chevron has the risk of loss, which does not meet specifications or is contaminated, except to the extent such off spec or contaminated products, claims, losses, damages, expenses, costs and liability, including without limitation for injuries to or deaths of persons or damage to property (including LSFO, its components, Line Displacement Stock, risk of loss which is in HECO), are caused by the gross negligence or willful misconduct of, respectively, HECO, or its officers, directors, agents, employees and invitees, or

(iii)

any LSFO, its components, Line Displacement Stock, for which HECO has the risk of loss, which does not meet specifications or is contaminated, to the extent such off spec or contaminated products, claims, losses, damages, expenses, costs and liability, including without limitation for injuries to or deaths of persons or damage to property (including LSFO, its components, Line Displacement Stock, risk of loss

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which is in HECO), are caused by the negligence or willful misconduct of, respectively, Chevron, or its officers, directors, agents, employees and invitees.

HECO agrees to promptly notify Chevron of any claim, loss, cost, damages, expense or liability and to provide Chevron reasonable information and assistance related to any claim or action of the defense thereof.

Section 6.3 Provision Survival

The provisions of this Article 6 shall survive the termination of this Contract to the extent that they apply to events, which occurred during the term of this Contract.

9.	Section 7.1 (“LSFO Delivery”) is hereby amended by replacing it in its entirety to read as follows:

Pipeline Delivery of LSFO or Line Displacement Stock from Chevron’s Hawaii Refinery shall be made by one of the following methods:

(a)	Chevron may Deliver LSFO or Line Displacement Stock by pipeline from the Refinery into HECO’s BPTF. Title and risk of loss of such LSFO and Line Displacement Stock shall pass to HECO where Refinery pipelines interconnect with HECO’s BPTF pipelines at the point where the pipelines intersect the boundary line between the Refinery property and HECO’s BPTF property at either point A, depending on whether Chevron Delivers LSFO or Line Displacement Stock through the “Front Door Line” or “Back Door Line” as shown in Addendum No. 4.

(b)	Pursuant to the Facilities and Operating Agreement between Chevron and HECO or to the terms and conditions of any agreement by and between Chevron and HECO which may become effective subsequently thereto which provides for the contingent use of Chevron’s Black Oil Pipeline, Chevron may Deliver LSFO by pipeline from the Refinery into HECO’s receiving and storage tanks at Waiau and Iwilei. With respect to such Deliveries to HECO’s receiving and storage tanks at Waiau and Iwilei, title and risk of loss of LSFO or Line Displacement Stock Delivered from the Refinery shall pass to HECO where the Refinery pipelines interconnect with Chevron’s Black Oil Pipeline at either of two locations shown as point C in Addendum No. 4. Where or if there exists a direct connection between Chevron’s Refinery pipelines and HECO’s Kahe Pipeline, Delivery of LSFO or Line Displacement Stock from Chevron’s Hawaii Refinery to HECO’s petroleum receiving and storage tanks at Kahe, title and risk of loss of LSFO or Line Displacement Stock Delivered from the Refinery shall pass to HECO where the Refinery pipelines interconnect with HECO’s Kahe Pipeline at either of two locations shown as point B in Addendum No. 4.

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The use of facilities for Delivery of LSFO or Line Displacement Stock pursuant to Section 7.1.(b) of this Contract, including but not limited to HECO’s obligation to pay a per barrel pipeline pumping fee for the LSFO or Line Displacement Stock Delivered under Section 7.1 (b), if such shall be levied for the movement of LSFO or Line Displacement Stock, the measurement of the pumped quantities and the terms of sale and Delivery by Chevron and purchase and receipt by HECO of Line Displacement Stock other than the specific provisions set forth in Article 9 herein, shall be governed by the Facilities And Operating Contract or the terms and conditions of any agreement by and between Chevron and HECO which may become effective subsequently thereto which provides for the operation or use of the HECO Kahe Pipeline, HECO Waiau Fuel Pipeline or Chevron’s Black Oil Pipeline.

10.	Section 7.2 (“Determination of Quantity”) is hereby amended by the addition of the following paragraph at the end, which shall read as follows:

The quality of Line Displacement Stock shall be determined on the basis of samples drawn in such a manner as to be representative of each individual Delivery. Samples of Line Displacement Stock shall be drawn by Chevron or, if mutually agreed, by or under the supervision of an Independent Inspector the cost of which shall be shared equally by Chevron and HECO. Such samples shall be divided into two parts: one part shall be used by Chevron to determine quality and BTU content, if so requested by HECO; and the other part shall be sealed and retained separately by HECO.

11.	Section 7.3 (“Measurement of Quantity”) is hereby amended by amending the first paragraph to read as follows:

Quantities of LSFO and Line Displacement Stock shipped between the facilities by pipeline including quantities of same Delivered by Pipeline Delivery hereunder shall be determined at the time of the Pipeline Delivery by gauging Chevron’s tanks before and after pumping under the supervision of the Independent Inspector. Quantities of LSFO and Line Displacement Stock pumped, sold or Delivered by Chevron and purchased or received by HECO hereunder shall be calculated in accordance with the current measurement standards adopted by industry, ASTM, API and other recognized standard-setting bodies as are applicable in the opinion of the Independent Inspector and shall be expressed in G.S.V., U.S. barrels @ 60 degrees F.

12.	Section 9.1 (“Line Displacement Stock”) is hereby amended in its entirety to read as follows:

HECO shall purchase and Chevron shall supply whatever volume of Line Displacement Stock is received into HECO’s LSFO tankage at BPTF, Kahe, Waiau or Iwilei as may be reasonably required by HECO for the operation and maintenance of the HECO Kahe Pipeline and HECO Waiau Fuel Pipeline or as may be reasonably required for Chevron to

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complete the Deliveries of LSFO received into HECO’s tankage at Waiau and Iwilei via Chevron’s Black Oil Pipeline. The price of No. 2 diesel fuel or No. 6 fuel oil used as Line Displacement Stock shall be the then-current pricing for the fuel comprising the Line Displacement Stock in that certain separate agreement between Chevron and HECO and its affiliated companies of even date herewith, known as the Inter-Island Industrial Fuel Oil and Diesel Fuel Contract (“Inter-Island Supply Contract”), if such a supply contract is in effect; otherwise its price shall be the then-current Honolulu posted price for such fuel, less normally available discounts, if any, at the time of purchase. The price of No. 5 fuel oil used as Line Displacement Stock shall be the [__________________________________________________________________________________________] in the Inter-Island Supply Contract, if such a supply contract is in effect; otherwise its price shall be the then-current Honolulu posted price for No. 5 fuel oil, less normally available discounts, if any, at the time of purchase. HECO’s minimum purchase obligation and Chevron’s maximum purchase obligation set forth in Article 3 shall be reduced by each physical barrel of Line Displacement Stock sold.

13.	Section 10.1 (“Invoices”) is hereby amended in its entirety by replacing it with the following:

Invoices, which will show the price per physical barrel of LSFO, blend stock and Line Displacement Stock sold will be prepared and dated following Delivery. Invoices shall include full documentation, as approved by both parties including Certificate of Quality, report of the Independent Inspector, and price calculation; such documentation may, however, be provided by Chevron to HECO separately. The invoices shall also show as a separate item the estimated amounts of any reimbursements to which Chevron is entitled pursuant to Section 5.3.

If an invoice incorporating an item other than a BTU content adjustment is found to be in error or is otherwise disputed by HECO, then HECO shall pay the undisputed portion of such invoice when due and thereupon have the option to withhold payment of the disputed portion of said invoice without penalty until such error or dispute is resolved and HECO shall have received a corrected invoice, debit or credit. HECO shall notify Chevron’s designated representatives as soon as any such error or item of dispute is discovered to expedite resolution and correction. HECO shall make payment for such corrected invoice or debit in accordance with Section 10.3.

If Chevron’s or HECO’s final laboratory result for BTU content is unavailable or if Chevron’s laboratory result is disputed by HECO, Chevron may issue a provisional invoice pursuant to Section 7.2. HECO shall in such case make payment for such provisional invoice in accordance with the provisions of Section 10.3.

Chevron will transmit an original of the invoice to HECO by first class mail to the address in Section 18.4 or as otherwise instructed. The invoice shall also be sent to HECO by facsimile or electronic mail on the same day.

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14.	Section 10.2 [________________________________] is hereby amended in its entirety by replacing it to read as follows:

[_____________________________________________________________________________________________________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________

______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ __________________________________________________________________________________________________]

15.	Section 10.3 (“Payments”) is hereby amended by replacing it in its entirety to read as follows:

Payments of Chevron’s invoices shall be made by HECO in U.S. dollars. Subject to Section 10.1, Section 10.2, Section 7.4 and Section 8.6 herein, such payments shall be due within [________________] days from HECO’s first receipt of Chevron’s invoice and full documentation. Due dates are dates payments are to be received by Chevron.

16.	Section 10.4 (“Method of Payment”) is hereby amended by replacing it in its entirety to read as follows:

Payments of Chevron’s invoices shall be tendered by HECO to Chevron by means of an [_____________________________________________________________________________________________________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________ ______________________________________________________________________________________________________

___________] HECO shall make immediate payment in full to Chevron by Fedwire funds transfer of immediately available funds to:

Chevron U.S.A. Inc.

Account Number 59-51755

First National Bank of Chicago, Chicago, IL

ABA Ref. No. 071000013

for credit to the account of the payee. Such Fedwire funds transfer shall reference the relevant customer account number from [____________________________________________________________________________________________] HECO shall by email or fax provide Chevron’s designated representatives written documentation evidencing the specific invoices being paid.

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17.	Article 10 (“Invoicing and Payment”) is hereby amended by adding a new Section 10.5 [——————-] which shall read as follows:

[________________________]

[_______________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ___________________________________________________________________________________________]

[_______________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ _____________]

[_______________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________]

[_______________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ______________________________________________________________________________]

[_______________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________ ________________________________________________________________________________________________________

________________________________________________________________________________________________________

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________________________________________________________________________________________________________

________________________________________]

18.	Article 11 (“Contingencies”) is hereby amended by adding a new Section 11.8 “Renegotiation,” which shall read as follows:

Section 11.8 Renegotiation

It is understood and agreed that both parties entered into this Contract in reliance on [__________________________________] in existence or in effect on the Effective Date of this Contract and on the execution date of any subsequent amendments hereto, to the extent that they directly or indirectly affect the terms under which LSFO is sold by Chevron or purchased by HECO hereunder. If at any time any [______________________________________________________________________________] come into existence and become effective after the Effective Date of this Contract and after the execution date of any subsequent amendment hereto, and such [__________] significantly affects a party’s ability to continue to perform under this Contract or, [_________________________________________________] has a material and adverse financial effect upon either party or upon a party’s ability to perform its obligations under this Contract, then the affected party, shall have the option to call for renegotiation of the price for LSFO sold to HECO, or renegotiation of any other provision of this Contract the performance of which by the affected party would be affected. Such option shall be exercised by the affected party no later than one hundred eighty (180) days after such [__________________________________] comes into existence and becomes effective, by giving written notice to the other party of the call to renegotiate. Within ten (10) days after the date of such notice, the parties shall enter into negotiations and in the event that the parties do not agree upon a new price of LSFO or other provision satisfactory to both parties within forty (40) days after the date of such notice, the affected party shall have the right to terminate this Contract effective thirty (30) Days after giving written notice of termination to the other party. Such notice of termination shall be given within thirty (30) days immediately following the forty (40) day negotiation period. Until a mutually satisfactory new price of LSFO or other provision has been agreed upon, or until this Contract is terminated as provided herein, the price of LSFO or other provision that was in effect when the request for renegotiation was made shall continue in full force and effect.

19.	Section 18.4 (“Notices”) is hereby updated by amending the address and other contact information of “Seller” or “Chevron” and “Buyer” or “HECO” to read as follows:

Seller:

Chevron Products Company,

A Division of Chevron U.S.A. Inc

Attention: Manager, Hawaii Refinery

91-480 Malakole Street

Kapolei, Hawaii 96707

Facsimile: (808) 682-2214

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Buyer:

Hawaiian Electric Company, Inc.

Attention: Vice President Power Supply

P.O. Box 2750

Honolulu, HI 96840-0001

Facsimile: (808) 543-4366

20.	Addendum No. 1 (“Illustrative Schedule of Prices”) is hereby amended to clarify and update information and is replaced in its entirety by the Addendum No. 1 attached hereto and incorporated herein by reference.

21.	Addendum No. 3 (“Recovery of Worldscale Fixed Differential For Oil Pollution Liability Insurance”) is hereby amended to update information and is replaced in its entirety by the Addendum No. 3 attached hereto and incorporated herein by reference.

22.	Other than the amendments noted herein, the provisions of the Contract shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Contract as of the day and year first written above.

ACCEPTED AND AGREED

“Chevron”

CHEVRON PRODUCTS COMPANY,

A DIVISION OF CHEVRON U.S.A. INC

BY:	/s/ MARTHA A. GILLES

Martha A. Gilles
(Printed or Typed Name)

TITLE:	Hawaii Refinery Manager

“Buyer”

HAWAIIAN ELECTRIC COMPANY, INC.

BY:	/s/ THOMAS C. SIMMONS

Thomas C. Simmons
(Printed or Typed Name)

TITLE:	Vice President, Power Supply

BY:	/s/ RICHARD A. VON GNECHTEN

Richard A. von Gnechten
(Printed or Typed Name)

TITLE:	Financial Vice President

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ADDENDUM No. 1

ILLUSTRATIVE SCHEDULE OF PRICES

(Illustrative Product Price Calculation for September 2003)

For the Monthly cumulative volume which is at or below the [____] maximum limit of Section 3.1 multiplied by the number of Days in the Month, the price of LSFO Delivered to meet the Nominated commitment of a Month shall be determined as follows:

[_________________________________________________________________________________________________________

____________________]

Where [___] is equal to the billing price per physical barrel of LSFO Delivered to meet that portion of the Nominated commitment of a Month that is equal to or below the [__] maximum regardless of the actual Month Delivered, in U. S. dollars.

i.	[___________________] = A market index for low sulfur fuel oil, defined as the [_______________________________________
________________],	defined as follows:

[_________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________]

[__________________________________________________________________________________________________________

____________________________________________________]

[_____________________________________________

______________________________________________

_________________________________________________]

(Price in USD per barrel)

Date	Low	High	Average
[_______________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[_______________________________]
[_______________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]

[____________________________________]

[_____________________________________________

______________________________________________

_________________________________________________]

(Price in USD per barrel)

Date	Low	High	Average
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]
[___________________________________________________]

[_______________________________________]

[____________________]

[___________________________________________________________________

____________________________________________________________________]

[_______________________________________________________________________________]

[___________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

_____________________________________________________________]

[______________________________]

[__________________________________________________________________________________________________

_____________________________________________]

(a)	[____] ____ [___________________________________________________] for all [__________________________________

___________________________________________________________________________________________________________

_____], during the period beginning the 21st of the second Month immediately preceding the Nominated Month of Delivery and ending the 20th Day of the Month immediately preceding the Nominated Month of Delivery.

(Price in USD per barrel)

Date	Low	High	Average
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]

[________________] Price            [________________]

(b)	[___] ___ Similarly, the [__________________________________________________________________________________

____________________________________________________]

(Price in USD per barrel)

Date	Low	High	Average
[________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[________________________]
[________________________]
[________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]

[________________] Price            [________________]

(c)	[____] ___ Similarly, the [_________________________________________________________________________________
___________________________________________________________].

(Price in USD per barrel)

Date	Low	High	Average
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]

[________________] Price            [________________]

(d)	[____] ____ Similarly, the [________________________________________________________________________________
___________________]	for [_________________________________________________________________]

(Price in USD per barrel)

Date	Average
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]
[_______________________________]

[________________] Price            [________________]

[___________________],

[_______________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________]

[_____________________] =                                         [_________________________]

[__________________________________________________________]

[__________________________________________________________]

[__________________________________________________________]

[__________________________________________________________]

[_____________________] =                                         [_________________________]

ii.	[__________] = [_________________________________________________________________________________________

________________________________________________________________________________________________________

______________________]

(a)	The simple [_____________________________________________________________________________________________

_____________________________________________] as published [_____________________________________________

__________________________________] for the three Monthly publications in the calendar quarter immediately preceding the calendar quarter of the Nominated Month of Delivery. [__________________________________________________________

_______________________________________________________________________________________________________

________________________________________________________]

[_____________________________________________]         [____________________________________]

Publication Date	[___]

April 2003	[___]
May 2003	[___]
June 2003	[___]
______
[______]	[___]

(b)	[____________________________________________________________________________________________________] applicable to the Year of the quarter defined in (a) above; expressed in [____________________________________________

______________________________________________________________________________________________________

_______________________________________________]

[______________________________________________________________________________________________________

________________]

= [____________________]

(c)	There shall be added to the multiplication product of (a) and (b) above, [___________________________________________

_____________________________________], if and as provided by [___________] with respect to the Additional Insurance Premium for full $ 1 Billion coverage of Oil Pollution Liability Insurance on vessels carrying persistent oils to and from the U.S.A., consistent with a typical vessel as derived in Addendum No. 3 attached to this Contract.

[_________________________________________] for Additional Insurance Premiums for Oil Pollution Liability Insurance for SBT Tankers effective February 20, 2003

[____________]

The [___________________] will be expressed in U.S. dollars per barrel, using a conversion factor of 6.75 barrels (“bbls”) per metric ton (“MT”).

[____________________________________________________________________________________]

[__________________________]

iii.	[________] = A market index for [___________________________________________________________________________

_______________________________________________________________________________________________________

_________________________________________] for all dates of publication during the period beginning the 21st of the second Month immediately preceding the Nominated Month of Delivery and ending the 20th Day of the Month immediately preceding the Nominated Month of Delivery.

Price in USD per Metric Tonne

Date	Low	High	Average
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]
[____________________________________________________]

[______]                         [_______________________]

The [_______________________________] will be expressed in U.S. dollars per barrel, using a conversion factor of 6.368 barrels per metric ton.

[______________________________________]

[______________________________________]

iv.	[__]	=	[_______________________________________________________________________________________________
____________________________________________________________________________________________________
______________________________________]

[______________________________]

[______________________________]

v.	[__] = The actual BTU content of each LSFO Delivery, pursuant to Section 7.2, expressed in MM BTU’s per barrel and rounded to three decimal places.

T	=	[_____________________] the Hawaii General Excise Tax, the Hawaii Environmental Response Tax, [_______________] and any other tax properly imposed on the sale of LSFO pursuant to Section 5.3 herein.

[______________________________________]

[______________________________________]

HGET = 4.166% of pre-HGET price

Hawaii Environmental Response Tax applied after HGET [_____________________________] = $0.05 per barrel

A.	Product Price Computation for [____] Delivery with Standard BTU Content of [___] MM BTU Per Barrel

[__]	= [_______________________________________________________________________________________________
___________________]

=	[_______________________________________________________________________________________________]

= [__________________________________________________]

= [___________________]

non-Hawaii Tax component of T:

[__________________________________________________]

Pre-Hawaii Tax Price = [_______________________________]

= [__________] per barrel, invoice billing rate per barrel

Hawaii Taxes, the balance of T = sum of:

HGET = 4.166% of the pre-tax LSFO price [____________] = 0.04166 * [__________] = [__________]

[________________________________________________________________________________________________ ___________________________________]

Hawaii Environmental Response Tax = $0.05/bbl

= [______________________]

[__]	= [________________________]

= [________________________] per barrel

B.	Product Price Computation for [_____] Delivery with BTU Content Other than Standard [__] MM BTU per barrel

[__] = [_______________________________________________________________________________________________
_____________________]

If for purposes of illustration, BTU content of LSFO Delivery is [___] MM BTU per barrel [_____________________________
_________________________________ ________________________________________, the computation is as follows:

= [_______________________________________________________________________________________________]

= [_______________________________________________]

= [___________________]

non-Hawaii Tax component of T:

[__________________________________________________]

Pre-Hawaii Tax Price = [_______________________________]

= [__________] per barrel, invoice billing rate per barrel

Hawaii Taxes, the balance of T = sum of:

HGET = 4.166% of the pre-tax LSFO price [____________] = 0.04166 * [__________] = [__________]

[________________________________________________________________________________________________ ___________________________________]

Hawaii Environmental Response Tax = $0.05/bbl

= [______________________]

[__] = [________________________]

= [________________________]

C.	Product Price Computation for [ ] Delivery with Standard BTU Content of [ ] MM BTU per barrel

[_________________________________________________________________________________________________________
__________________________________________________________________________________________________________
__________________________________________________________________________________________________________
___________________]

[__]	=	[______________________________________________________________________________________________
____________]

[_________________________________________________________________________________________________________
_________________________________________________________________________________________________________
___________________]

	[__]	= [______________________________________________________________________________________________
_____________________________________________________________________________________________________

____________________________]

[______________________________________]

[_______________________________]

[__]	=	[_______________________________________________________]

	=	[________________________________________]

	=	[____________________]

non-Hawaii Tax component of T:

[_____________________________]

Pre-Hawaii Tax Price = [___________________]

= [_______] per barrel, invoice billing rate per barrel

Hawaii Taxes, the balance of T = sum of:

HGET = 4.166% of the pre-tax LSFO price [_______] = 0.04166 * [__________________] = [______________]

[________________________________________________
____________________________]

Hawaii Environmental Response Tax = $0.05/bbl

= [_______]

[___]	= [____________] = [____________]

D.	Product Price Computation for [____] Delivery with BTU Content Other than Standard [__] MM BTU per barrel

[___________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
________________________]

[__] = [___________________________________________________________________________________________________ ________________]

[________________________________________________________________________________________________________

_________________________________________________________________________________________________________

___________________________________]

[___] = [______________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________]

[_________________________]

[_________________]

If for purposes of illustration, BTU content of LSFO Delivery is [__] MM BTU per barrel [______________________________ ___________________________________________________________] the computation is as follows:

[__]	= [_______________________________________________________________________________________________
______]

= [__________________________________________________]

= [___________________]

non-Hawaii Tax component of T:

[__________________________________________________]

Pre-Hawaii Tax Price = [_______________________________]

= [__________] per barrel, invoice billing rate per barrel

Hawaii Taxes, the balance of T = sum of:

HGET = 4.166% of the pre-tax LSFO price [____________] = 0.04166 * [__________] = [__________]

[_____________________________________________ ___________________________________]

Hawaii Environmental Response Tax = $0.05/bbl

= [______________________]

[__]	= [________________________]

= [________________________]

Note on items as they appear on invoices

Actual invoices for sales and Deliveries of LSFO may include additional charges for pipeline throughput and pipeline displacement stock incurred under the Facilities and Operating Contract by and between the same parties and for which certain taxes, such as the HGET [________________________________] are consolidated with the corresponding tax charged on the sale of LSFO.

Actual invoices for sales and Deliveries of LSFO may also contain comments, which reference the measured BTU content of the invoiced Delivery, calculated LSFO price per unit before [___________________________] and per unit amount of pipeline throughput charge, if any.

ADDENDUM NO. 3

Recovery of [_____________________________] For Oil Pollution Liability Insurance

The price formula for LSFO in Section 5.1 of the Contract includes the component [________] that refers to a [_______________

________________________________________________________________________________________________________
________________________________________________________________________________________________________

_________________________________________] which incorporates a [__________________] to reflect the cost of additional premium for full $ 1 Billion coverage for Oil Pollution Liability Insurance on vessels carrying “Persistent Oils” (a cargo category which would include any grade of fuel oil, most fuel oil blending components as well as most types of crude oil) applicable to voyages having a destination in the U.S.A. Chevron acknowledges that any vessel used to transport LSFO that is sold and purchased under the Contract, including its components and the crude oil from which the LSFO is derived, shall be required to possess oil pollution liability insurance coverage in the maximum amount commercially available, $ 1 Billion as of the execution of this Contract.

The price formula component [_________] refers to an [____] rate applicable to [_________________________________________ _________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________] In order to derive an approximation of the relationship between Deadweight and Gross Registered Tons (“GT”), the design characteristic of tankers against which marine insurance, including oil pollution liability insurance, is levied, for a nominal vessel consistent with the mathematical average of this vessel size classification, [________________________________________________________________________________________________________ _________________________________________________________________________] These vessels are described as follows:

Name	Deadweight Tons (DWT)		Gross Registered Tons (GT)
[__________________________________]	[______	]	[______	]
[__________________________________]	[______	]	[______	]
[___________________]	[______	]	[______	]

The [—————————] that is to be included in the computation of [___________] is to be derived in the same manner as the following illustrative example calculations:

1. The [_________________________] in effect from February 20, 2003 (see note #1 at end), shall include a [__________________] for SBT (Segregated Ballast Tank equipped) Tankers, which shall be computed as follows:

1

[_________________________] with respect to the additional insurance premiums for oil pollution liability insurance coverage in the maximum amount commercially available, $ 1 billion as of the execution of this Contract, on vessels carrying persistent oils to and from the U.S.A is defined as follows:

[________________________________________________________________]
[___________]

= [_____________________]

For illustrative purposes, this rate may be expressed in U.S. dollars per barrel as follows:

= [___________]
[______________]

= [_____________________]

2. The [__________________________________________________] applicable for each [__________________] are based upon an [—————————————————————————————] in the calendar quarter immediately preceding the calendar quarter of the Nominated Month of Delivery. Therefore the relevant [____________________________] computed above should be applied (to a Year of 365 Days) as follows:

A.	With respect to volumes of LSFO [_____________________________________________] following a change in the published rate (typically February 20 of each Year); the relevant [_____________________________] to be included in the computation of the price component [__________] shall be the sum of:

50/90 multiplied by the [______________] computed prior to the rate change:

and 40/90 multiplied by the [_________________] computed using the revised rate:

B.	With respect to volumes of LSFO [_____________________] and continuing for so long as the [___________________] as set forth in [____________________________________] shall be applicable, the relevant [_________________________] to be included in the computation of the price component [__________________] shall be as derived in part 1 above.

2

Note (1):	[________________________] are revised and applicable for each calendar year, however the value of the [____________________] that pertains to the cost of oil pollution liability insurance is revised in accordance with the Protection & Indemnity Club (mutual marine insurance organizations) premium year, generally February 20 through February 19 of the following year. Reference [________________________] for the [___________________________] in effect from February 20, 2003 onwards and applicable to the determination of the September 2003 LSFO price.

3